Exhibit 99.1

Scotia Pacific Company LLC
Timber Collateralized Notes due 2028

Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.	The following summarizes the Collection Account Disbursement on January 20, 2005 pursuant to the Indenture:

		Total

A.	Payment of Expenses

1.	Amount Transferred to Expense Reserve	$2,351,261.31

2.	Payment of Trustee’s, Collateral Agent’s and Liquidity Providers’ Expenses	$56,013.61

B.	Line of Credit or Liquidity Account

3.	Payment of interest and principal on Advances under Line of Credit Agreement	$866,326.56

4.	Transfer from Liquidity Account to Collection Account	$0.00

5.	Required Liquidity Amount as of close of business on January 20, 2005	$55,936,171.28

6.	Amount on deposit in the Liquidity Account as of close of business on January 20, 2005	$0.00

7.	Amount available under Line of Credit Agreement as of close of business on January 20, 2005	$10,023,274.01

8.	Amount of outstanding Advances under Line of Credit Agreement as of close of business on January 20, 2005	$45,912,897.28

		Total

C.	Transfers to Payment Account, Liquidity Account or Expense Reserve

9.	Transfer to Payment Account Re: Monthly Deposit Amount [1]	$0.00

10.	Targeted Monthly Deposit Amount multiplied by Reinvestment Factor less, to the extent applicable, the Premium Provision Refundable Amount	$28,527,003.75

11.	Shortfall, if any, in the Monthly Deposit Amount (No. (10) — (9))	$28,527,003.75

12.	Transfer to Payment Account Re: Payments of interest and principal under Line of Credit Agreement following a Termination Advance [1]	$0.00

13.	Transfer to Liquidity Account (following a Termination Advance under Line of Credit Agreement)	$0.00

14.	Transfer to Payment Account Re: Premium Provision [1]	$0.00

15.	Additional transfer to Expense Reserve	$0.00

16.	Transfer to Payment Account re: excess of Base Monthly Deposit Amount over Targeted Monthly Deposit Amount	$0.00

17.	Additional Transfers to Payment Account [2]	$0.00

D.	Additional Payments to Liquidity Providers

18.	Payments of Additional Liquidity Provider Fees and/or Supplemental Liquidity Provider Interest to Liquidity Providers	$0.00

[1]	Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $42,191,000.00 respectively.

[2]	Consists of voluntary transfer of $0.00.

		Total

E.	Scheduled Amortization Reserve Account

19.	Transfer to Scheduled Amortization Reserve Account	$0.00

20.	Required Scheduled Amortization Reserve Balance as of close of business on January 20, 2005	$117,893,000.00

21.	Amount on deposit in the Scheduled Amortization Reserve Account as of close of business on January 20, 2005	$76,870,844.67

22.	Amount available under Scheduled Amortization Line of Credit Agreement as of close of business on January 20, 2005	$0.00

23.	Amount of outstanding Scheduled Amortization Advances under Scheduled Line of Credit Agreement on January 20, 2005	$0.00

F.	Transfer to Issuer

24.	Release to Issuer	$0.00

II.	Principal Balance of Timber Notes and Certain Additional Data With Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date
		Total	Per $1,000 of original principal amount

A.	Principal Balance

1.	Principal Balance of Timber Notes

	Class A-1 Timber Notes	$44,588,099.00	$277.46

	Class A-2 Timber Notes	$243,200,000.00	$1,000.00

	Class A-3 Timber Notes	$463,348,000.00	$1,000.00

	Total Principal Balance of Timber Notes	$751,136,099.00	N/A

2.	Principal Balance if Timber Notes were paid in accordance with Scheduled Amortization

	Class A-1 Timber Notes	$44,588,099.00	$277.46

	Class A-2 Timber Notes	$243,200,000.00	$1,000.00

	Class A-3 Timber Notes	$463,348,000.00	$1,000.00

	Total Principal Balance if Timber Notes were paid in accordance with Scheduled Amortization	$751,136,099.00	N/A

3.	Amount of Amortization, if any, ahead of (or behind) Scheduled Amortization (No. (1) — (2), or (2) — (1) ) for each Class of Timber Notes

	Class A-1 Timber Notes	$0.00	$0.00

	Class A-2 Timber Notes	$0.00	$0.00

	Class A-3 Timber Notes	$0.00	$0.00

	Total Amount of Amortization, if any, ahead of (or behind) Scheduled Amortization	$0.00	N/A

B.	Application of Payment Account Funds

A statement of the payments on the Timber Notes from the Payment Account and the Scheduled Amortization Reserve Account on the Monthly Deposit Date to which this Certificate relates is set forth in Section “A” of the accompanying Note Payment Noteholder Certificate.

III.	Prevailing SBE Price Data for the Monthly Period preceding the Monthly Deposit Date

Old Growth Redwood	$669/Mbf

Young Growth Redwood	$599/Mbf

Old Growth Douglas Fir	$329/Mbf

Young Growth Douglas Fir	$289/Mbf

Whitewoods	$119/Mbf

Note:	Assumes an average size-quality category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages: Cat — 35%; Yarder/Skyline -60%; and Helicopter -5%

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